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J. Aron & Company 85 Broad Street New York, New York 10004
Tel: 212-902-1000

                                                                   Exhibit 10.36

                                                             [LOGO APPEARS HERE]

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Attention: JOHN RYAN

                                  Confirmation

To:                                     HEWITT ASSOCIATES LLC
From:                                   J. Aron & Company

Reference Number:                       1799540

The purpose of this communication is to confirm the terms and conditions of the above referenced Currency Option Transaction entered into on the Trade Date specified below (the "Transaction") between J. Aron & Company ("Aron") and HEWITT ASSOCIATES LLC ("Counterparty"). This Confirmation shall supersede and replace any standard short form Currency Option Transaction Confirmation or electronic confirmation message that is sent to you in connection with this Transaction.

1. This communication constitutes a "Confirmation."

This Confirmation is subject to, and incorporates, the definitions and provisions contained in the 1998 FX and Currency Option Definitions (as amended and supplemented by the 1998 ISDA Euro Definitions, collectively referred to hereinafter as the "1998 FX Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), the Emerging Markets Traders Association and The Foreign Exchange Committee.

If J. Aron & Company and Counterparty have entered into a master agreement governing transactions of this type, (the "Agreement"), then this Transaction shall be governed thereby. If, and so long as, the parties have not entered into such an Agreement then this Transaction shall constitute a "Transaction" within the scope of, and shall be deemed to be governed by, the terms of the ISDA Master Agreement (Multicurrency - Cross Border) as published by ISDA (provided that (i) "Termination Currency" shall be US Dollars, (ii) Subparagraph (ii) of
Section 2(c) (Netting) will not apply to Transactions, (iii) the Governing Law shall be the State of New York, (iv) for the purposes of Section 6(e), Loss shall be the applicable payment measure (as so modified, the "ISDA Terms")). Upon execution and delivery of an Agreement governing transactions of this type, such Agreement shall supersede the ISDA Terms, and all transactions then outstanding shall be governed thereby. All provisions contained in, or incorporated by reference to, the ISDA Terms or the Agreement, as applicable, will govern this Confirmation except as expressly modified herein. In the event of any inconsistencies between this Confirmation and the 1998 FX Definitions, the ISDA Terms or the Agreement, as applicable, this Confirmation will govern.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

(a) General Terms

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Trade Date:                     6Aug01
Buyer:                          Counterparty
Seller:                         Aron
Currency Option Type:           GBP Call / USD Put
Call Currency and Amount:       GBP 150,000,000.00
Put Currency and Amount:        USD 225,000,000.00
Strike Price:                   1.5 USD/GBP
Option Style:                   European
Expiration Date:                30May02
Expiration Time:                10:00:00 am NYC
Automatic Exercise:             Applicable
Settlement Date:                5Jun02
Settlement:                     Deliverable
Premium:                        2,344,240.00 USD
Premium Payment Date:           8Aug01

(b) Other terms and conditions: None

3. Additional Provisions

(a) Credit Support Terms:       None

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to this transaction (Reference Number: 1799540) by signing this confirmation in the space provided below and immediately returning a copy of the executed confirmation via facsimile to the attention of FX Operations at (212) 357-6806.

Many thanks for this business,
J. Aron & Company

Agreed and accepted on behalf of HEWITT ASSOCIATES LLC

By: /s/ John Ryan
    -------------------------------------
    Name:  John Ryan
    Title: Chief Administrative Officer

                                                             J. Aron & Company

                                                           /s/ Daniel A. Ruperto
                                                           ---------------------
                                                             Daniel A. Ruperto
                                                               Vice President

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